SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported): October 21, 1999

                            TRINITECH SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


           New York                        0-21324                 06-1344888
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


                 333 Ludlow Street, Stamford, Connecticut 06902
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                     Address of principal executive offices


Registrant's telephone number, including area code: (203) 425-8000

                                      N/A
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         (Former name or former address, if changed since last report.)



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ITEM 5.           OTHER EVENTS.

                       On October 21, 1999, Trinitech Systems, Inc. (the "Company") issued a press release announcing, among other things, that the Company's shareholders have approved the Board of Directors' decision to change the Company's name to NYFIX, Inc. and, in connection therewith, the Company is changing its ticker symbol on the American Stock Exchange to "NYF." Both changes are to be effective as of Monday, October 25, 1999. The text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (c)      Exhibits.

         99.1          Press Release of the Registrant, dated October 21, 1999.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TRINITECH SYSTEMS, INC.



Dated: October 22, 1999           By: /s/ Richard A. Castillo
                                      ------------------------------------------
                                          Name:    Richard A. Castillo
                                          Title:   Chief Financial Officer






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